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Exhibit 10.1

SEVENTH AMENDMENT AND AGREEMENT TO THE CREDIT AGREEMENT AND SECOND AMENDMENT TO THE SECURITY AGREEMENT

        SEVENTH AMENDMENT AND AGREEMENT TO THE CREDIT AGREEMENT AND SECOND AMENDMENT TO THE SECURITY AGREEMENT (this "Amendment"), dated as of January 3, 2003, among CONSOLIDATED CONTAINER HOLDINGS LLC, a Delaware limited liability company ("Holdings"), CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the "Borrower"), the Banks party to the Credit Agreement referred to below (the "Banks"), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (in such capacity, the "Administrative Agent") under the Credit Agreement and as Collateral Agent (in such capacity, the "Collateral Agent") under the Security Agreement, JPMORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), as Documentation Agent (the "Documentation Agent"), and CREDIT SUISSE FIRST BOSTON (f/k/a Donaldson, Lufkin & Jenrette Securities Corporation), as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agent and the Documentation Agent, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

        WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of July 1, 1999 (as amended, restated, modified and/or supplemented to but not including the date hereof, the "Credit Agreement");

        WHEREAS, the Borrower, each Guarantor, and the Collateral Agent are parties to a Security Agreement, dated as of July 1, 1999 (as amended, restated, modified and/or supplemented to but not including the date hereof, the "Security Agreement"); and

        WHEREAS, the parties hereto wish to amend, modify and supplement the Credit Agreement and the Security Agreement as provided herein, on terms and conditions set forth herein;

        NOW, THEREFORE, it is agreed:

I.    Amendments and Agreements.

        1.    Effective as of the Initial Seventh Amendment Effective Date (as defined below), (A) Holdings, the Borrower and the Banks hereby agree to (i) amend Sections 4.02(b), (c) and (e) of the Credit Agreement by, in each case, deleting the date "January 7, 2003" appearing in the table set forth in said Sections and inserting the date "January 10, 2003" in lieu thereof and (ii) extend the Waiver Period referred to in paragraph 3 of the Sixth Amendment by deleting the date "January 7, 2003" appearing in said paragraph and inserting the date "January 10, 2003" in lieu thereof and (B) (i) the Total Tranche 3 Revolving Loan Commitment of $15,000,000 (and the Tranche 3 Revolving Loan Commitment of each Bank) shall be terminated in its entirety, and (ii) each Tranche 3 Guaranty shall terminate in its entirety.

        2.    Effective as of the Final Seventh Amendment Effective Date (as defined below), (i) the Total Revolving Loan Commitment shall be permanently reduced from $54,500,000 to $43,500,000, with the Revolving Loan Commitment (if any) of each Bank to be reduced pro rata based on the amount such Bank's Revolving Loan Commitment bears to the Total Revolving Loan Commitment, (ii) in substitution for the reductions set forth in clause (B)(i) of paragraph 1 of this Amendment and clause (i) of this paragraph 2, the Initial C Term Loan Banks party to this Amendment shall provide Initial C Term Loan Commitments (as defined after giving effect to this Amendment) in an aggregate amount of $35,000,000 (as set forth in Schedule I to the Credit Agreement (as in effect after giving effect to this Amendment)) and (iii) the proceeds received from Initial C Term Loans (as defined after giving effect to this Amendment) made in connection with the Initial C Term Loan Commitments shall be used, in part, to repay any Tranche 3 Revolving Loans then outstanding, and all other outstanding obligations under the Tranche 3 Revolving Loan Facility (including accrued interest and fees related thereto).

        3.    Section 1.08(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(c)    Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche from time to time (or in the case of overdue amounts other than Loans, an amount equal to the sum of (i) the Base Rate in effect from time to time, (ii) the Applicable Margin applicable to Revolving Loans maintained as Base Rate Loans and (iii) 2%), in each case with such interest to be payable on demand."

        4.    Section 2.01(b) of the Credit Agreement is hereby amended by deleting the amount "$15,000,000" appearing therein and inserting the amount "$20,000,000" in lieu thereof.

        5.    Section 3.03(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section in lieu thereof:

          "(b)    The C Term Loan Commitment of each Bank provided pursuant to a particular C Term Loan Commitment Agreement shall terminate in its entirety on the respective C Term Loan Borrowing Date (after giving effect to the incurrence of the C Term Loans on each such date)."

        6.    Section 3.01 of the Credit Agreement is hereby amended by inserting the following new Section (h) at the end thereof:

          "(h)    The Borrower agrees to pay to the Administrative Agent for distribution to (i) the Banks, a fee in respect of the unpaid principal amount of each Loan (other than Initial C Term Loans) from and including the Final Seventh Amendment Effective Date to but not including the maturity (whether by acceleration or otherwise) of each such Loan, computed at a rate per annum equal to 1% of each such Loan, (ii) the Initial C Term Loan Banks, an additional fee equal to 4% of their respective Initial C Term Loan Commitment on the C Term Loan Borrowing Date in respect of the Initial C Term Loans, (iii) the Initial C Term Loan Banks, an additional fee in respect of the unpaid principal amount of each Initial C Term Loan for the period from and including the C Term Loan Borrowing Date in respect of the Initial C Term Loans to but not including the maturity (whether by acceleration or otherwise) of each such Initial C Term Loan computed at a rate per annum equal to 11.3% of each such Initial C Term Loan and (iv) the Banks, an additional fee computed at a rate per annum equal to 2% of their respective Deferred Amortization Amount (if any) as in effect from time to time. The fees set forth in Sections 3.02(h)(i) and 3.02(h)(iv) shall be due and payable on the earlier of (x) June 30, 2005 and (y) the date upon which the Total Commitment has been terminated, no Note (other than a C Term Note evidencing an Initial C Term Loan) is outstanding and all Loans (other than C Term Loans) have been repaid in full, all Letters of Credit have been terminated and all Obligations (other than any Initial Tranche C Obligation and any other Obligations of the Borrower pursuant to this Section 3.01(h)) have been paid in full. The Deferred Initial C Term Loan Fees shall be due and payable on the Initial C Term Loan Maturity Date (it being understood that no Deferred Initial C Term Loan Fee shall be paid prior to the Initial C Term Loan Maturity Date)."

        7.    Section 4.01(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(iv)    each prepayment of Term Loans pursuant to this Section 4.01 shall be applied as a prepayment of A Term Loans (in an amount equal to the A Tranche Percentage of such prepayment), B Term Loans (in an amount equal to the B Tranche Percentage of such prepayment) and C Term Loans (other than Initial C Term Loans) (in an amount equal to the C

  Tranche Percentage of such prepayment), provided that in lieu of such pro rata application set forth in this clause (iv), the Borrower may, at the time of any prepayment of Term Loans under this Section 4.01(iv), elect first to prepay the A Term Loans in an amount not to exceed the then next four A Term Loan Scheduled Repayments, with any remaining prepayment to be applied as otherwise set forth in this clause (iv); and".

        8.    The last sentence of Section 4.01 is hereby amended by (x) inserting the text "(i)" immediately following the text "Notwithstanding anything to the contrary contained in this Section 4.01" appearing therein and (y) inserting the following new clause (ii) at the end thereof:

  "and (ii) no voluntary prepayments of Initial C Term Loans may be made at any time prior to the Initial C Term Loan Maturity Date".

        9.    Section 4.02(b) of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the following new table in lieu thereof:

"A Term Loan Scheduled Repayment Date	Amount
March 31, 2003	$440,000
June 30, 2003	$540,000
September 30, 2003	$870,000
December 31, 2003	$1,310,000
March 31, 2004	$900,000
June 30, 2004	$1,700,000
September 30, 2004	$900,000
December 31, 2004	$1,700,000
March 31, 2005	$5,210,000
A Term Loan Maturity Date	$83,930,000	".

        10.    Section 4.02(c) of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the following new table in lieu thereof:

"B Term Loan Scheduled Repayment Date	Amount
March 31, 2003	$410,000
June 30, 2003	$520,000
September 30, 2003	$830,000
December 31, 2003	$1,240,000
March 31, 2004	$780,000
June 30, 2004	$1,470,000
September 30, 2004	$780,000
December 31, 2004	$1,470,000
September 30, 2005	$27,760,000
December 31, 2005	$27,760,000
March 31, 2006	$27,760,000
June 30, 2006	$27,760,000
September 30, 2006	$27,760,000
December 31, 2006	$27,760,000
March 31, 2007	$27,760,000
B Term Loan Maturity Date	$27,305,000	".

        11.    Section 4.02(d) of the Credit Agreement is hereby amended by deleting the text "and the A Term Loan Scheduled Repayments and the B Term Loan Scheduled Repayments, together with the C Term Loan Scheduled Repayments, collectively referred to as the "Scheduled Repayments""appearing therein.

        12.    Section 4.02(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(e)    In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below (to the extent any day set forth below is not a Business Day then the required date of repayment shall be the immediately preceding Business Day) the principal amount of Tranche 2 Converted Term Loans, to the extent then outstanding, set forth below opposite such date (each such repayment as the same may be reduced as provided in Sections 4.01 and 4.02, a "Scheduled Tranche 2 Repayment"):

Tranche 2 Scheduled Repayment Date	Amount
March 31, 2003	$150,000
June 30, 2003	$190,000
September 30, 2003	$300,000
December 31, 2003	$450,000
March 31, 2004	$310,000
June 30, 2004	$590,000
September 30, 2004	$310,000
December 31, 2004	$590,000
March 31, 2005	$1,790,000
Revolving Loan Maturity Date	$28,778,333.33

        13.    Sections 4.02(f), (g), (h), (i), (j), (k) and (m) of the Credit Agreement are, in each case, hereby amended by deleting the text "Term Loans and Tranche 2 Converted Term Loans" appearing therein and inserting the text "Term Loans, Tranche 2 Converted Term Loans, Revolving Loans and Swingline Loans" in lieu thereof.

        14.    Section 4.02(l) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(l)    The amount of each principal repayment of Term Loans, Tranche 2 Converted Term Loans, Revolving Loans and Swingline Loans made as required by Sections 4.02(f), (g), (h) and (j) shall be applied (i) first, to reduce the principal amount of A Term Loans, B Term Loans and C Term Loans (other than Initial C Term Loans) pro rata based on the A Tranche Percentage, the B Tranche Percentage and C Tranche Percentage, respectively, and based on the outstanding principal amounts thereof and to reduce the then remaining Scheduled Repayments of each respective Tranche of such Term Loans on a pro rata basis based on the amount of such Scheduled Repayments after giving effect to all prior reductions thereto, (ii) second, to the extent in excess of the amounts required to be applied pursuant to the preceding clause (i), to reduce the principal amount of Tranche 2 Converted Term Loans based on the outstanding principal amounts thereof and to reduce the then remaining Scheduled Tranche 2 Repayments on a pro rata basis based on the amount of such Scheduled Tranche 2 Repayments after giving effect to all prior reductions thereto, (iii) third, to the extent in excess of the amounts required to be applied pursuant to the preceding clauses (i) and (ii), to reduce the principal amount of outstanding Swingline Loans, (iv) fourth, to the extent in excess of the amounts required to be applied pursuant to the preceding clauses (i), (ii) and (iii), to reduce the principal amount of outstanding Revolving Loans, and (v) fifth, (A) to the extent in excess of the amounts required to be applied pursuant to the preceding clauses (i), (ii), (iii) and (iv) and (B) to the extent that the Non-Initial Tranche C Termination Date has occurred, to reduce the principal amount of Initial C Term Loans. The amount of each principal repayment of Term Loans, Tranche 2 Converted Term Loans, Revolving Loans and Swingline Loans made as required by Section 4.02(i) shall be applied (i) first, to reduce the principal amount of A Term Loans, B Term Loans and Tranche 2 Converted Term Loans on a pro rata basis based on the outstanding principal amounts thereof and to reduce the then remaining Scheduled Repayments of each Tranche of such Term Loans that are required to be made in direct order of maturity, (ii) second, to the extent in excess of the amounts required to be applied pursuant to the preceding clause (i), to reduce the principal amount of outstanding Swingline Loans, (iii) third, to the extent in excess of the amounts required to be applied pursuant to the preceding clauses (i) and (ii), to reduce the principal amount of outstanding Revolving Loans, and (iv) fourth, (A) to the extent in excess of the amount required to be applied pursuant to the preceding clauses (i), (ii) and (iii) and (B) to the extent that the Non-Initial Tranche C Termination Date has occurred, to reduce the principal amount of outstanding Initial C Term Loans."

        15.    Section 4.02(n) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "All outstanding Initial C Term Loans shall be repaid in full on the Initial C Term Loan Maturity Date."

        16.    Section 4.02 of the Credit Agreement is hereby further amended by inserting the following new clause (p) at the end thereof:

          "(p)    In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, in the event that Holdings and its Subsidiaries holds cash and Cash Equivalents in an aggregate amount in excess of $36,000,000 for a period of two or more consecutive Business Days (or five or more consecutive Business Days so long as either a senior financial officer, the chief executive officer or the vice president-finance, in each case of the Borrower, delivers to the Administrative Agent at the Notice Office prior to the end of such second consecutive Business Day a certificate (i) stating that Holdings and/or such Subsidiary intends to use such cash or Cash Equivalents in excess of $36,000,000 for working capital and general corporate purposes to the extent permitted by this Agreement prior to the end of such fifth consecutive Business Day and (ii) describing the intended use of such cash or Cash Equivalents prior to the end of such fifth consecutive Business Day), the Borrower shall be required to make a mandatory repayment of Revolving Loans and/or Swingline Loans, in accordance with the following sentence, in an amount equal to the lesser of (x) the amount necessary to reduce the aggregate amount of cash and Cash Equivalents held by Holdings and its Subsidiaries to $35,000,000 and (y) the amount necessary to reduce the outstanding principal amount of all Revolving Loans and Swingline Loans to $0. All mandatory repayments made pursuant to this Section 4.02(p) shall be applied (I) first, to reduce the principal amount of Swingline Loans and (II) second, to the extent in excess of the amounts required pursuant to the preceding clause (I), to reduce the principal amount of Revolving Loans.

        17.    Sections 5.11 and 6.05(a) of the Credit Agreement are hereby amended by, in each case, deleting the date "December 31, 1998" appearing therein and inserting the date "December 31, 2001" in lieu thereof.

        18.    Section 5 of the Credit Agreement is hereby further amended by inserting the following new Section 5.22 at the end thereof:

          "5.22.    Excess Cash.    The obligation of each Bank with a Revolving Loan Commitment to make Revolving Loans and the obligation of the Swingline Bank to make Swingline Loans shall be subject to the satisfaction of the condition that at the time of each such making of a Revolving Loan or Swingline Loan, as the case may be, and immediately after giving effect thereto, Holdings and its Subsidiaries shall not hold cash and Cash Equivalents in an aggregate amount (after giving effect to the incurrence of such Credit Event and the application of proceeds therefrom and any other cash or Cash Equivalents on hand (to the extent such proceeds and/or other cash or Cash Equivalents are actually utilized by the Borrower and/or any other Subsidiary of Holdings (i) on the respective date of incurrence of the respective Credit Event or (ii) prior to the end of the third Business Day following the date of incurrence of the respective Credit Event in the event that either a senior financial officer, chief executive officer or the vice president-finance, in each case of the Borrower, delivers to the Administrative Agent at the Notice Office on the date of the respective Credit Event a certificate (x) stating that Holdings and/or such Subsidiary of Holdings intends to use the proceeds of such Credit Event for working capital and general corporate purposes to the extent permitted by this Agreement prior to the end of such third Business Day and (y) describing the intended use of such cash or Cash Equivalents prior to the end of such third Business Day, in each case for a permitted purpose other than an investment in Cash Equivalents)) in excess of $35,000,000."

        19.    Section 6.08(b) of the Credit Agreement is hereby amended by inserting the text "(other than Initial C Term Loans)" immediately following the text "C Term Loans" appearing therein.

        20.    Section 6.08 of the Credit Agreement is hereby further amended by (i) redesignating clause (f) thereof as clause (g), and (ii) inserting the following new clause (f) immediately following clause (e) thereof:

          "(f)    All proceeds of Initial C Term Loans shall be used by the Borrower and its Subsidiaries (i) to repay all amounts outstanding under the Tranche 3 Revolving Loan Facility and (ii) for working capital and general corporate purposes to the extent permitted by this Agreement."

        21.    Section 7.01(a) of the Credit Agreement is hereby amended by inserting the text "(or 35 days in the case of any monthly accounting period ending on May 31 or November 30 of any fiscal year of Holdings)" immediately following the text "within 45 days" appearing therein.

        22.    Section 7.01(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

        "(e)    Officers' Certificates.    At the time of the delivery of the financial statements provided for in Sections 7.01(a), (b) and (c), a certificate of the chief financial officer or treasurer of the Borrower to the effect that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (w) if delivered with the financial statements required by Section 7.01(a), set forth the calculations required to establish whether Holdings and its Subsidiaries were in compliance with Section 8.18 at the end of such fiscal month, (x) if delivered with the financial statements required by Sections 7.01(b) and (c), set forth the calculations required to establish whether Holdings and its Subsidiaries were in compliance with the provisions of Sections 8.03, 8.04, 8.05, 8.07, 8.10 and 8.18 at the end of such fiscal quarter or year, as the case may be, (y) if delivered with the financial statements required by Section 7.01(c), set forth the amount of (and the calculations required to establish) Excess Cash Flow for the respective Excess Cash Payment Period and (z) if delivered with the financial statements required by Section 7.01(b) for the fiscal quarter of Holdings ending June 30, 2003, set forth the amount of (and the calculations required to establish) Excess Cash Flow for the respective Excess Cash Payment Period."

        23.    Section 7.01 of the Credit Agreement is hereby further amended by (i) redesignating clause (l) thereof as clause (n) and (ii) inserting the following new clauses (l) and (m) immediately following clause (k) thereof:

          "(l)    Financial Statements for Product Lines.    Concurrently with the delivery of the financial statements required pursuant to Sections 7.01(a), (b) and (c), income statements of each product line of Holdings and its Subsidiaries as at the end of such accounting period pursuant to which financial statements are being delivered in accordance with Section 7.01(a), (b) or (c), as the case may be, in each case setting forth comparative figures for the corresponding accounting period in the prior fiscal year of Holdings (it being understood that (i) such comparative figures shall be presented on a pro forma basis to the extent that two or more product lines of Holdings and its Subsidiaries have been merged during the fiscal year of Holdings preceding the provision of such income statements pursuant to this Section 7.01(l) and (ii) the income statements required to be delivered pursuant to this Section 7.01(l) shall not be required to be prepared in accordance with generally accepted accounting principles).

          (m)    Cash Position.    On or prior to the tenth Business Day of each fiscal month of Holdings, Holdings shall provide a statement of the cash position of Holdings and its Subsidiaries as of the last day of the immediately preceding fiscal month of Holdings, which cash position statement shall include (x) a description of the aggregate amount of cash and Cash Equivalents on hand at each of Holdings and its Subsidiaries (on an individual basis) and (y) a description (including name of financial institution and account number) of the bank accounts where such cash and Cash Equivalents are held, together with, in each case, the amount of cash and Cash Equivalents held therein."

        24.    Section 7.18 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately following the text "Mortgage Amendments" appearing therein and (ii) inserting the following new Section 7.18(b) at the end thereof:

          "(b)    Each Credit Party party to a Mortgage hereby agrees to deliver to the Collateral Agent, or cause to be delivered to the Collateral Agent, within sixty (60) days following the Final Seventh Amendment Effective Date (x) fully executed Mortgage Amendments, in form and substance reasonably satisfactory to the Collateral Agent, to each Mortgage as may be reasonably specified by the Collateral Agent, together with evidence that the Mortgage Amendments have been delivered to the title company insuring the Lien on the relevant Mortgage for recording in all places to the extent necessary or desirable, in the reasonable judgment of the Collateral Agent, is effective to maintain a valid and enforceable first priority mortgage lien on the relevant Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors and (y) either endorsements to the relevant existing Mortgage Policies or new Mortgage Policies assuring the Collateral Agent that each Mortgage so specified by the Collateral Agent, after giving effect to the respective Mortgage Amendment, is a valid and enforceable first priority mortgage lien on the respective Mortgaged Property, free and clear of all defects and encumbrances, except Permitted Encumbrances."

        25.    Section 7 of the Credit Agreement is hereby further amended by adding a new Section 7.19 and a new Section 7.20 at the end of said Section:

          "7.19    Additional Pledge Obligations.    Within sixty (60) days after the Final Seventh Amendment Effective Date (or such later date as is reasonably acceptable to the Administrative Agent), (i) Holdings and the Borrower shall cause each Domestic Subsidiary of Holdings which directly owns a Foreign Subsidiary of Holdings organized under the laws of Mexico and Canada to take any action not heretofore taken to perfect and/or render enforceable the Collateral Agent's security interest (for the benefit of the Secured Creditors) in 65% of the equity interests of each such Foreign Subsidiary, (ii) all taxes, fees and other charges payable in connection with the actions taken pursuant to the preceding clause (i) shall have been paid in full and (iii) the Administrative Agent shall have received such other evidence that all actions necessary or, in the reasonable opinion of the Administrative Agent, desirable, to perfect and/or render enforceable the Collateral Agent's security interest (for the benefit of the Secured Creditors) in 65% of the equity interests of each such Foreign Subsidiary (including, without limitation, upon the request of the Administrative Agent, the delivery of an opinion from local counsel reasonably acceptable to the Administrative Agent in form, scope and substance reasonably satisfactory to the Administrative Agent).

          7.20    Financial Advisor.    As soon as practicable following the Final Seventh Amendment Effective Date but, in any event, no later than March 31, 2003, Holdings and the Borrower will hire an independent financial advisor reasonably acceptable to the Administrative Agent to review and analyze, among other things, Holdings' and its Subsidiaries' business, financial performance, budgets and projections and, in connection therewith, Holdings and the Borrower will require such financial advisor to provide to the Banks a written report of its findings in form and substance reasonably satisfactory to the Administrative Agent (it being understood that Holdings and the Borrower will use their reasonable best efforts to facilitate the completion of such financial advisor's review, analysis and written report no later than April 30, 2003). Holdings and the Borrower further agree that, in the event that the Consolidated EBITDA is less than $70,000,000 for the last twelve months ended June 30, 2003 or September 30, 2003, then (in either or both cases) the financial advisor previously hired pursuant to the immediately preceding sentence will be retained to further review and analyze Holdings and its Subsidiaries, and to provide further written reports, in each case, in a time and manner reasonably satisfactory to the Administrative Agent and the Lenders."

        26.    Notwithstanding anything to the contrary contained in Section 8.05, neither the Borrower nor any other Credit Party shall be permitted to make any Permitted Acquisition at any time on or after the Final Seventh Amendment Effective Date, provided that the Borrower and its Subsidiaries may make Permitted Acquisitions so long as (i) all or substantially all of the assets acquired consist of a single manufacturing operation (or a Person which owns a single manufacturing operation), (ii) the cash consideration paid or payable in respect of such Permitted Acquisition shall not exceed, when added to the aggregate consideration paid for all other Permitted Acquisitions consummated during such fiscal year of Holdings, $5,000,000, and (iii) the Borrower and/or such Subsidiary shall have complied with clauses (i), (ii)), (iii) and (vi) (in respect of clauses (i), (ii) and (iii), in each case of Section 7.14 of the Credit Agreement (but not the other requirements set forth in such Section 7.14 of the Credit Agreement).

        27.    Section 8.07 of the Credit Agreement is hereby amended by (i) deleting the text "the amount set forth opposite such fiscal period below:" appearing in clause (a) thereof and inserting the text "the remainder of (i) the amount set forth opposite such fiscal period below minus (ii) the aggregate amount of consideration paid in connection with Permitted Acquisitions during such fiscal period below:" in lieu thereof, (ii) deleting the amount "$65,000,000" set forth opposite the "Fiscal Year ending December 31, 2003", the "Fiscal Year ending December 31, 2004", the "Fiscal Year ending December 31, 2005" and the "Fiscal Year ending December 31, 2006" appearing in the table in clause (a) thereof and, in each case, inserting the amount "$35,000,000" in lieu thereof, (iii) deleting the amount "$35,000,000" set forth opposite the text "Two Quarter Period ending June 30, 2007" appearing in the table therein and inserting the amount "$17,500,00" in lieu thereof and (iv) deleting Sections (b) and (c) thereof in their entirety.

        28.    Sections 8.08 and 8.09 of the Credit Agreement are hereby amended by deleting said Sections in their entirety and inserting the text "Intentionally Deleted" in lieu thereof.

        29.    Section 8.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "8.10    Fixed Charge Coverage Ratio.    Holdings and the Borrower will not permit the Fixed Charge Coverage Ratio (x) for any Fixed Charge Coverage Period ending on a Fixed Charge Coverage Test Date or (y) for any Test Period ending on March 31, 2004 or the last day of any fiscal quarter of Holdings ending thereafter, to (in any such case) be less than 1.00:1.00. Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 8.10 shall be made on a Pro Forma Basis."

        30.    Section 8 of the Credit Agreement is hereby amended by deleting Sections 8.17 and 8.18 thereof in their entirety and inserting the following new Section 8.18 in lieu thereof:

        "8.18    Minimum EBITDA.    Holdings and the Borrower will not permit Consolidated EBITDA for any period of twelve consecutive months ending on the date set forth below to be less than the amount set forth opposite such date below:

Last Twelve Months Ended	Amount
March 31, 2003	$65,000,000
April 30, 2003	$65,000,000
May 31, 2003	$65,000,000
June 30, 2003	$66,000,000
July 31, 2003	$67,500,000
August 31, 2003	$67,500,000
September 30, 2003	$67,500,000
October 31, 2003	$70,000,000
November 30, 2003	$72,500,000
December 31, 2003	$75,000,000
January 31, 2004	$75,000,000
February 28, 2004	$75,000,000
March 31, 2004	$75,000,000
April 30, 2004	$75,000,000
May 31, 2004	$75,000,000
June 30, 2004	$75,000,000
July 31, 2004	$80,000,000
August 31, 2004	$80,000,000
September 30, 2004	$80,000,000
October 31, 2004	$80,000,000
November 30, 2004	$80,000,000
December 31, 2004	$80,000,000
January 31, 2005	$82,500,000
February 28, 2005	$82,500,000
March 31, 2005	$82,500,000
April 30, 2005 and the last day of each month ending thereafter	$85,000,000

        Notwithstanding anything to the contrary contained in this Agreement, following a sale of assets permitted pursuant to Sections 8.02(ii) or (iii), the amounts set forth above in this Section 8.18 shall each be reduced by the lesser of (x) the portion of Consolidated EBITDA for the twelve month period of Holdings last ended which is attributable to such assets sold (as determined on a good faith basis by the chief financial officer of Holdings) and (y) a fraction (I) the numerator of which is the Net Cash Proceeds received from such assets sold which were applied to repay outstanding Obligations in accordance with Section 4.02(l) and (II) the denominator of which is the Senior Leverage Ratio (determined on a pro forma basis after giving effect to such assets sold)."

        31.    Section 9.03(i) of the Credit Agreement is herby amended by inserting the text "7.01(e)," immediately preceding the text "7.01(g)(i)" appearing therein.

        32.    The definition of "Applicable Margin" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of said definition:

  "Notwithstanding anything to the contrary contained above in this definition, on and after the Final Seventh Amendment Effective Date, "Applicable Margin" shall mean (i) with respect to Revolving Loans, Tranche 2 Converted Term Loans and A Term Loans, (x) 3.75% in the case of

  Eurodollar Loans and (y) 2.75% in the case of Base Rate Loans, and (ii) with respect to B Term Loans, (x) 4.25% in the case of Eurodollar Loans and (y) 3.25% in the case of Base Rate Loans.

        33.    The definition of "Excess Cash Flow" appearing in Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately preceding clause (viii) therein and inserting a comma in lieu thereof and (ii) inserting the following text at the end of said definition:

  "and (ix) any Restructuring Costs to the extent actually paid in such period. Notwithstanding anything to the contrary contained above in this definition, Excess Cash Flow in respect of the Excess Cash Payment Period for Holdings' fiscal year ending December 31, 2003 shall be reduced by the amount of Excess Cash Flow (if any) calculated in respect of the Excess Cash Payment Period referred to in clause (II) of the definition thereof."

        34.    The definition of "Non-Tranche 3 Obligations" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "any Initial Tranche C Obligations and" immediately prior to the text "any Other Secured Obligations" appearing in said definition.

        35.    Section 10 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "A Tranche Percentage", "Available Retained Excess Cash Flow Amount", "B Tranche Percentage", "C Tranche Percentage", "Consolidated EBITDA", "Consolidated Fixed Charges", "Excess Cash Payment Date", "Excess Cash Payment Period", "Excluded Capital Expenditures", "Fixed Charge Coverage Ratio" and "Secured Obligations" appearing therein and (ii) inserting the following new definitions in the appropriate alphabetical order:

          "A Tranche Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of A Term Loans then outstanding and the denominator of which is the aggregate principal amount of Term Loans (other than Initial C Term Loans) then outstanding.

          "B Tranche Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of B Term Loans then outstanding and the denominator of which is the aggregate principal amount of Term Loans (other than Initial C Term Loans) then outstanding.

          "C Tranche Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of C Term Loans (other than Initial C Term Loans) then outstanding and the denominator of which is the aggregate principal amount of Term Loans (other than Initial C Term Loans and) then outstanding.

          "Consolidated Cash Rental Expense" shall mean, for any period, the amount of all rental expense of Holdings and its Subsidiaries that is paid in cash during such period determined on a consolidated basis.

          "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the following amounts (without duplication), in each case to the extent deducted in arriving at Consolidated EBIT for such period: (i) all amortization of intangibles and depreciation, (ii) all non-cash extraordinary and non-cash non-recurring losses or charges, (iii) all non-cash expenses incurred in the ordinary course of business, (iv) non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Borrower or its Subsidiaries pursuant to a written plan or agreement or the treatment of such options under variable plan accounting, (v) non-cash amortization of financing costs by the Borrower and its Subsidiaries for such period, (vi) any fees, expenses or charges related to any equity offering, permitted investment, acquisition or recapitalization or Indebtedness permitted by this Agreement (whether or not successful), (vii) the amount of any minority interest expense deducted in calculating Consolidated Net Income and (viii) Restructuring Costs to the extent expensed in such period; it being expressly understood and agreed, however, that, notwithstanding anything to the contrary set forth in this definition or in the definitions of Consolidated Net Income or Consolidated EBIT, if any restructuring charges (other than Restructuring Costs) are taken or incurred by Holdings and its Subsidiaries after the Initial Borrowing Date, same shall reduce Consolidated EBITDA, provided that such reductions to Consolidated EBITDA shall be made at the times, and to the extent, that cash amounts are paid in respect thereof (whether such cash amounts reduce reserves previously established, reduce Consolidated Net Income or otherwise).

          "Consolidated Fixed Charges" shall mean, for any period, the sum of, without duplication, (i) Consolidated Cash Interest Expense for such period, (ii) the amount of all cash Consolidated Capital Expenditures for such period (other than Consolidated Capital Expenditures incurred during such period in connection with the purchase of capital assets which are subsequently sold during such period, to the extent of the net cash proceeds received by the Borrower and/or its respective Subsidiary in respect of such sale), (iii) the scheduled principal amount of all amortization payments on all Indebtedness (excluding payments pursuant to a revolving credit facility or an over-draft facility as a result of the occurrence of the scheduled termination date thereunder) of Holdings and its Subsidiaries for such period (as determined on the first day of the respective period), (iv) the amount of all taxes paid by Holdings and its Subsidiaries determined on a consolidated basis for such period and (v) Consolidated Cash Rental Expense for such period.

          "Deferred Amortization Amount" shall mean, for any Bank, (I) on any date prior to June 30, 2005, an amount equal to the remainder of (i) the aggregate amount of Scheduled Repayments that would have been required to be made to such Bank on or after December 31, 2002 and prior to, but not including, such date (without giving effect to (A) the Sixth Amendment and the Seventh Amendment and (B) any voluntary and/or mandatory prepayments of A Term Loans, B Term Loans and Tranche 2 Converted Term Loans made after the Final Seventh Amendment Effective Date) minus (ii) the sum of (x) all voluntary prepayments of A Term Loans, B Term Loans and Tranche 2 Converted Term Loans made by the Borrower and received by such Bank on or after the Final Seventh Amendment Effective Date in accordance with Section 4.01 plus (y) all mandatory repayments of A Term Loans, B Term Loans and Tranche 2 Converted Term Loans made by the Borrower and received by such Bank on or after the Final Seventh Amendment Effective Date in accordance with Section 4.02 and (II) on any date on or after June 30, 2005, $0.

          "Deferred Initial C Term Loan Fees" shall mean, collectively, each of the fees set forth in Sections 3.01(h)(ii) and (iii).

          "Excess Cash Payment Date" shall mean, collectively, (I) the earlier of (x) the date of delivery of the financial statements pursuant to Section 7.01(c) in respect of Holdings' fiscal year then last ended and (y) the date occurring 90 days after the last day of each fiscal year of Holdings (in either case beginning with its fiscal year ended December 31, 2000) and (II) the earlier of (x) the date of delivery of the financial statements pursuant to Section 7.01(b) in respect of Holdings' fiscal quarter ending June 30, 2003 and (y) August 15, 2003.

          "Excess Cash Payment Period" shall mean (I) with respect to the repayment required on each Excess Cash Payment Date occurring pursuant to clause (I) of the definition thereof, the immediately preceding fiscal year of the Borrower (beginning with its fiscal year ended December 31, 2000) and (II) with respect to the repayment required on the Excess Cash Payment Date occurring pursuant to clause (II) of the definition thereof, the period from January 1, 2003 through and including June 30, 2003.

          "Final Seventh Amendment Effective Date" shall have the meaning provided in the Seventh Amendment.

          "Fixed Charge Coverage Period" shall mean (i) in the case of the Fixed Charge Coverage Test Date of March 31, the period from January 1, 2003 to and including such March 31, (ii) in the case of the Fixed Charge Coverage Test Date of June 30, the period from January 1, 2003 to and including such June 30, (iii) in the case of the Fixed Charge Coverage Test Date of September 30, the period from January 1, 2003 to and including such September 30 and (iv) in the case of the Fixed Charge Coverage Test Date of December 31, the period from January 1, 2003 to and including such December 31.

          "Fixed Charge Coverage Ratio" shall mean, for any Fixed Charge Coverage Period, the ratio of (i)(x) Consolidated EBITDA plus (y) Consolidated Cash Rental Expense plus (z) the lesser of (I) $20,000,000 and (II) cash on the balance sheets of Holdings and its Subsidiaries determined on a consolidated basis and calculated on the last day of such period to (ii) Consolidated Fixed Charges for such Fixed Charge Coverage Period. All calculations of the Fixed Charge Coverage Ratio shall be made on a Pro Forma Basis, with determinations of the Fixed Charge Coverage Ratio to give effect to all adjustments contained in the definition of "Pro Forma Basis" contained herein.

          "Fixed Charge Coverage Test Date" shall mean each of March 31, June 30, September 30 and December 31 of the fiscal year of Holdings ending December 31, 2003.

          "Initial C Term Loan" shall mean the C Term Loans made pursuant to the Initial C Term Loan Commitment Agreement.

          "Initial C Term Loan Bank" shall mean each Bank with an Initial C Term Loan Commitment, outstanding C Term Loans or any other obligations in respect of the Initial C Term Loan Sub-Facility.

          "Initial C Term Loan Commitment" shall mean the C Term Loan Commitment provided pursuant to the Initial C Term Loan Commitment Agreement.

          "Initial C Term Loan Commitment Agreement" shall mean that certain C Term Loan Commitment Agreement, dated as of January 3, 2003, pursuant to which the Initial C Term Loan Banks committed to make Initial C Term Loans.

          "Initial C Term Loan Maturity Date" shall mean the earlier of (i) December 31, 2007 and (ii) the Non-Initial Tranche C Termination Date.

          "Initial C Term Loan Sub-Facility" shall mean C Term Loan Sub-Facility pursuant to which Initial C Term Loans are made.

          "Initial Seventh Amendment Effective Date" shall have the meaning provided in the Seventh Amendment.

          "Initial Tranche C Obligations" shall mean all Obligations constituting the principal of, or interest (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, Initial C Term Loans or under the C Term Notes evidencing the Initial C Term Loans, and any other amounts owing pursuant to the terms of this Agreement or any other Credit Documents with respect to the Initial C Term Loans (including, without limitation, any Deferred Initial C Term Loan Fee).

          "Non-Initial Tranche C Obligations" shall mean all Obligations (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law, but excluding any Other Secured Obligations) other than the Initial Tranche C Obligations.

          "Non-Initial Tranche C Secured Obligations" shall mean and include all Non-Initial Tranche C Obligations (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) and all Other Secured Obligations.

          "Non-Initial Tranche C Termination Date" shall mean the date upon which the Total Commitment has been terminated, no Note (other than a C Term Note evidencing an Initial C Term Loan) is outstanding and all Loans (other than Initial C Term Loans) have been repaid in full, all Letters of Credit have been terminated and all Obligations (other than the Initial Tranche C Obligations) have been paid in full.

          "Restructuring Costs" shall mean, collectively, (i) all fees and expenses incurred by Holdings and its Subsidiaries in connection with the Sixth Amendment and the Seventh Amendment and (ii) all fees and expenses incurred by Holdings and its Subsidiaries in connection with their compliance with requirements set forth in Section 7.20.

          "Secured Obligations" shall mean and include (x) all Non-Tranche 3 Secured Obligations, (y) all Tranche 3 Obligations, and (z) all Initial Tranche C Obligations.

          "Seventh Amendment" shall mean the Seventh Amendment and Agreement to this Agreement and Second Amendment to the Security Agreement, dated as of January 3, 2003.

          "Sixth Amendment" shall mean the Sixth Amendment and Waiver to this Agreement, dated as of December 20, 2002.

        36.    The Credit Agreement is hereby further modified by inserting the following new Section 13.15 therein immediately following Section 13.14 therein:

          "13.15    Voting Agreements among Banks.    (a) The Initial C Term Loan Banks hereby agree that, in connection with (x) any amendment, modification or waiver of any provision of this Agreement or any other Credit Document which, in any event, is subject to a vote of the Required Banks and/or (y) any other matter, action or determination affecting the Collateral (including, without limitation, (i) any release or subordination of any lien on any of the Collateral, (ii) any priming liens in favor of pre-petition or post-petition lenders, (iii) any cash collateral and/or debtor-in-possession arrangements related to Holdings or any of its Subsidiaries and (iv) any exercise of remedies, whether pursuant to Section 9 or otherwise), (i) if the Required Banks (determined as if no Initial C Term Loans were outstanding) vote in favor of such amendment, modification, waiver, determination or action, the Initial C Term Loan Banks will also vote in favor thereof and (ii) if the Required Banks (determined as if no Initial C Term Loans were outstanding) do not vote in favor of such amendment, modification, waiver, determination or action, the Initial C Term Loan Banks will also not vote in favor thereof. Without in any way limiting the foregoing, each of the Initial C Term Loan Banks hereby further agrees that it shall not assert or file, or join, encourage or support any other Person in filing or asserting, any objection or contest to any cash collateral and/or debtor-in-possession arrangement that is supported by the Required Banks (determined as if no Initial C Term Loans were outstanding).

          (b)    Each of the Banks party to the Seventh Amendment hereby agrees that, although each Initial C Term Loan Bank shall constitute a "Bank" under and for purposes of the Credit Documents, the Initial C Term Loan Banks will not vote as a Bank for any purposes of the Credit Documents and will not be included in the computation of the Required Banks (other than in accordance with Section 13.15(a)), provided that, notwithstanding anything to the contrary contained in Section 13.15(a) or this Section 13.15(b), without the prior written consent of each Initial C Term Loan Bank, no amendment, modification or waiver in connection with the Credit Agreement shall (i) amend, modify or waive either of this Section 13.15 or Section 15, (ii) extend the final scheduled maturity of any Initial C Term Loan or any C Term Note evidencing Initial C

  Term Loans, (iii) reduce the rate or extend the time of payment of, interest on any Initial C Term Loan or any Deferred Initial C Term Loan Fee, or (iv) reduce the principal amount of any Initial C Term Loan."

        37.    The Credit Agreement is hereby further amended by inserting the following new Section 15 at the end thereof:

          "Section 15.    Special Provisions with respect to the Initial C Term Loan Sub-Facility.    To induce the Required Banks to enter into the Seventh Amendment and thereby permit the making of the Initial C Term Loans, the following agreements are made by the Initial C Term Loan Banks (and their successors and assigns) and each Bank holding Non-Initial Tranche C Obligations (and their respective successors and assigns), in each case to the extent set forth in such Sections:

          15.01    Priorities With Respect to Collateral.    Each Bank (and their respective successors and assigns) acknowledges and agrees, for the benefit of each other Bank, that all Secured Obligations shall be secured pursuant to the Security Documents in accordance with the terms thereof; provided that, notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, as between the Initial Tranche C Obligations and the Non-Initial Tranche C Secured Obligations, the following priorities and agreements with respect to the Collateral shall apply:

          (i)    The holders of the Initial Tranche C Obligations which obtains a claim in respect of the Initial Tranche C Obligations, for themselves and their successors and assigns, hereby acknowledge and agree for the benefit of the other Secured Creditors that they shall not be entitled to receive, in respect of the Initial Tranche C Obligations held by them, any of the proceeds of any Collateral following the occurrence of an Event of Default or received as a result of the enforcement of rights pursuant to the Security Documents until all Non-Initial Tranche C Secured Obligations have been indefeasibly paid in full in cash.

          (ii)    Until all Non-Initial Tranche C Secured Obligations have been indefeasibly paid in full in cash, each holder of the Initial Tranche C Obligations hereby agrees, for themselves and their successors and assigns, (x) not to exercise, with respect to the Initial Tranche C Obligations, any right of setoff, counterclaim or other remedy, with respect to the Collateral or any Proceeds thereof, (y) that all Proceeds of Collateral shall be paid to the Administrative Agent for application to the Non-Initial Tranche C Secured Obligations and (z) that any Proceeds of Collateral received by any holder of (or claimant in respect of) the Initial Tranche C Obligations in its capacity as such and any other cash or other property received by any holder of (or claimant in respect of) the Initial Tranche C Obligations in its capacity as such shall be segregated and held in trust and paid over to the Administrative Agent for the benefit of the holders of all Non-Initial Tranche C Secured Obligations in the same form as received, with any necessary endorsements.

          (iii)    If the Collateral Agent releases or subordinates its liens in any Collateral in connection with the sale, lease, transfer or other disposition thereof, the holders of (and claimants in respect of) the Initial Tranche C Obligations shall execute and deliver to the Collateral Agent such termination statements, release or subordination documents, consents and other documents as the Collateral Agent may request to effectively release, and facilitate the release or subordination of, the Liens held by the Collateral Agent in such Collateral.

          The provisions of this Section 15.01 shall be effective at all times during the term of this Agreement, and notwithstanding (without limitation): (i) the initiation of any bankruptcy, moratorium, reorganization or other insolvency proceeding with respect to Holdings or any of its Subsidiaries (and all references to Holdings or any of its Subsidiaries shall include any such entity as debtor in possession or any receiver or trustee for such entity); (ii) the priorities which would otherwise result under the terms of the respective Security Documents or under applicable law;

  (iii) the taking of possession of any Collateral by any Initial C Term Loan Bank; or (iv) any other matter whatsoever; and shall continue in full force and effect until the Total Commitment has terminated and all Secured Obligations have been repaid in full.

          15.02    Certain Dispositions of Collateral.    The Initial C Term Loan Banks (and their respective successors and assigns) acknowledge and agree for the benefit of the Banks holding Non-Initial Tranche C Obligations that, notwithstanding anything to the contrary contained above, to the extent Collateral is sold in accordance with the requirements of Section 8.02 of this Agreement (and is not sold as a result of any Remedial Action pursuant to a Security Document) at a time when no Default or Event of Default exists pursuant to Section 9.05, the proceeds thereof shall be applied in accordance with the requirements of Section 4.02 of this Agreement.

          15.03    Further Assurances.    Each of the holders of the Initial Tranche C Obligations agrees, for the benefit of the Banks holding Non-Initial Tranche C Obligations, to take such further action and shall execute and deliver to the Administrative Agent, the Collateral Agent and the Banks such additional documents and instruments (in recordable form, if requested) as the Administrative Agent, the Collateral Agent or the Banks may reasonably request to effectuate the terms of, and the priorities established by, this Section 15.

          15.04    Agreement for Benefit of Initial C Term Loan Banks.    Each Bank which executes and delivers a counterpart of the Seventh Amendment hereby irrevocably agrees, for the benefit of the Initial C Term Loan Banks, that such Bank (and its successors and assigns) will not, unless the prior written consent of each Initial C Term Loan Bank has been obtained, agree to any amendment or modification to this Agreement to the extent such amendment or modification would amend, modify or alter any of the provisions of this Section 15 or any defined term as used herein. The agreements contained in this Section 15.04 are made for the benefit of the Initial C Term Loan Banks and may not be amended or modified without the prior written consent of each Initial C Term Loan Bank."

        38.    Schedule I to the Credit Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the new Schedule I in the form attached hereto.

II.    Amendments to the Security Agreement.

        1.    Section 7.4 of the Security Agreement is hereby amended by deleting such Section in its entirety and inserting the following new Section 7.4 in lieu thereof:

          "7.4    Application of Proceeds.    (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral (or, to the extent the Pledge Agreement or the Mortgages require proceeds of collateral thereunder to be applied in accordance with the provisions of this Agreement, the Pledgee under the Pledge Agreement or the Mortgagee under such Mortgage), together with all other moneys and other properties distributed in connection with the Collateral received by the Collateral Agent hereunder, thereunder or otherwise, shall be applied as follows:

            (i)    first, to the payment of all Obligations owing to the Collateral Agent, the Pledgee or the Mortgagee resulting from their acting as Collateral Agent, Pledgee or Mortgagee, respectively;

            (ii)    second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Non-Tranche 3 Secured Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Non-Tranche 3 Secured Obligations or, if the proceeds are insufficient to pay in full all such Non-Tranche 3 Secured Obligations, its Pro Rata Share of the amount remaining to be distributed, to be applied, with respect to the

    Credit Document Obligations, first to the payment of interest in respect of the unpaid principal amount of Loans (other than the Tranche 3 Revolving Loans and the Initial C Term Loans) outstanding, second to the payment of principal of Loans (other than the Tranche 3 Revolving Loans and the Initial C Term Loans) outstanding, then to the other Credit Document Obligations (other than the Tranche 3 Obligations and the Initial Tranche C Obligations);

            (iii)    third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Tranche 3 Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Tranche 3 Obligations or, if the proceeds are insufficient to pay in full all such Tranche 3 Obligations, its Pro Rata Share of the amount remaining to be distributed;

            (iv)    fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii), an amount equal to the outstanding Initial Tranche C Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Initial Tranche C Obligations or, if the proceeds are insufficient to pay in full all such Initial Tranche C Obligations, its Pro Rata Share of the amount remaining to be distributed; and

            (v)    fifth, to the extent proceeds remain after the applications pursuant to preceding clauses (i) through (iv), and following the termination of this Agreement pursuant to Section 10.9 hereof, to the relevant Assignor, to the extent directed by such Assignor or a court of competent jurisdiction, or to whomever may be lawfully entitled to receive such surplus.

          (b)    For purposes of this Agreement, "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Non-Tranche 3 Secured Obligations, Tranche 3 Obligations or Initial Tranche C Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Non-Tranche 3 Secured Obligations, Tranche 3 Obligations or Initial Tranche C Obligations, as the case may be.

          (c)    When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Non-Tranche 3 Secured Obligations, (ii) second, to their Tranche 3 Obligations and (iii) third, to their Initial Tranche C Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Non-Tranche 3 Secured Obligations, Tranche 3 Obligations or Initial Tranche C Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Non-Tranche 3 Secured Obligations, Tranche 3 Obligations or Initial Tranche C Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Non-Tranche 3 Secured Obligations, Tranche 3 Obligations or Initial Tranche C Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Non-Tranche 3 Secured Obligations, Tranche 3 Obligations or Initial Tranche C Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d)    All payments required to be made to (i) the Bank Creditors hereunder shall be made to the Administrative Agent for the account of the respective Bank Creditors and (ii) the Interest Rate Creditors hereunder shall be made to the paying agent under the applicable Interest Rate Protection Agreement or Other Hedging Agreement or, in the case of Interest Rate Protection Agreements or Other Hedging Agreements without a paying agent, directly to the applicable Interest Rate Creditor.

          (e)    For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request to the Collateral Agent) of the outstanding Credit Document Obligations and (ii) upon any Interest Rate Creditor for a determination (which each Interest Rate Creditor agrees to provide upon request to the Collateral Agent) of the outstanding Interest Rate Protection or Other Hedging Obligations owed to such Interest Rate Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Bank Creditor and (y) no Interest Rate Protection Agreements or Interest Rate Protection or Other Hedging Obligations with respect thereto are in existence.

          (f)    It is understood that each Assignor shall remain liable to the extent of any deficiency between (x) the amount of the Obligations for which it is liable directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of such Obligations."

III.    Acknowledgments and Agreements with respect to various Credit Documents.

        1.    For the avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents (each Credit Document as amended, restated, modified and/or supplemented through and including the date hereof) to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

        2.    Each Credit Party, by its execution (or acknowledgment, as the case may be) and delivery of this Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment). Each Credit Party further acknowledges and agrees to the provisions of this Amendment and hereby agrees for the benefit of the Banks that all extensions of credit (including as contemplated by this Amendment) pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment, and as same may be further amended, restated, modified and/or supplemented from time to time) shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

        3.    Holdings and the Borrower jointly and severally agree to pay all reasonable out-of-pocket fees, costs and expenses (including, without limitation, legal fees and expenses) of Vestar, Vestar LLC and each other Initial C Term Loan Participant (as defined below) in connection with the Sixth Amendment and the Seventh Amendment.

        4.    The Credit Parties hereby agree to deliver, on or prior to 30 days following the Final Seventh Amendment Effective Date, updated Schedules D through F of the Security Agreement, together with such assignments and other documentation which the Collateral Agent reasonably deems necessary to perfect its security interest (for the benefit of the Secured Creditors) in the intellectual property listed on such Schedules D through F of the Security Agreement.

        5.    Holdings and the Borrower hereby give the Administrative Agent and the Banks notice of the following new address for all notices and other communications delivered to Holdings and the Borrower pursuant to Section 13.03:

  3101 Towercreek Parkway
  Suite 300
  Atlanta, Georgia 30339
  Telephone No.: (678) 742-4600
  Telecopy No.: (678) 742-4758
  Attention: Chief Financial Officer

IV.    Miscellaneous.

        1.    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        2.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        3.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        4.    (A) Section I(1) of this Amendment shall become effective on the date (the "Initial Seventh Amendment Effective Date") when (i) each Credit Party, the Required Banks, the Majority Banks of the A Term Loan Tranche, the Majority Banks of the B Term Loan Tranche and the Majority Banks of the Tranche 2 Converted Term Loan Tranche shall have signed a counterpart hereof (whether the same or different counterpart) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have paid to the Tranche 3 Revolving Loan Banks all Tranche 3 Obligations to the extent any such Tranche 3 Obligations are outstanding immediately prior to the Initial Seventh Amendment Effective Date and (B) the remainder of this Amendment shall become effective on the date (the "Final Seventh Amendment Effective Date") when:

            (i)    the condition referred to in the preceding clause (A) of this Section IV(4) has been satisfied and each Initial C Term Loan Bank (as defined after giving effect to this Amendment) shall have signed a counterpart hereof (whether the same or different counterpart) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

            (ii)    the Borrower, the Administrative Agent and each Initial C Term Loan Bank shall have signed a counterpart (whether the same or different counterpart) of the Initial C Term Loan Commitment Agreement (as defined after giving effect to this Amendment) attached hereto as Exhibit I to this Amendment and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

            (iii)    the Administrative Agent shall have received for the account of each Initial C Term Loan Bank which is providing an Initial C Term Loan Commitment and requests the same, a C Term Note in the amount, maturity and as otherwise provided in Section 1.05 of the Credit Agreement (as amended hereby);

            (iv)    the Administrative Agent shall have received from each Credit Party, Vestar CCH LLC ("Vestar LLC") and each other participant party to a Participation Agreement (together with Vestar LLC, collectively, the "Initial C Term Loan Participants"), true and correct certified copies of resolutions of the Board of Directors (or equivalent) of such Person with respect to the matters set forth in this Amendment, the Initial C Term Loan Commitment Agreement and the applicable Participation Agreement (as defined below), and such resolutions shall be in form and substance satisfactory to the Administrative Agent;

            (v)    the Administrative Agent shall have received from Vestar LLC, each other Initial C Term Loan Participant and Holdings, a certificate, dated the Final Seventh Amendment Effective Date, signed by an appropriate officer of each such Person, certifying and attaching true and correct copies of its certificate of incorporation, by-laws, certificate of formation and/or limited liability company agreement, as applicable (in each case, as in effect on the Final Seventh Amendment Effective Date), and all of the foregoing shall be reasonably satisfactory to the Administrative Agent;

            (vi)    all corporate, partnership and legal proceedings and all instruments and agreements in connection with the transactions contemplated by the Credit Agreement and this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where requested to be certified by proper corporate, partnership or governmental authorities;

            (vii)    the Administrative Agent shall have received from Simpson Thacher & Bartlett, counsel to Vestar and Vestar LLC and special opinion counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Banks and dated the Final Seventh Amendment Effective Date, covering such matters incident to this Amendment, the Initial C Term Loan Commitment Agreement, the applicable Participation Agreement and the transactions contemplated herein as the Administrative Agent may reasonably request (including, without limitation, an opinion as to no conflict with the Senior Subordinated Note Documents) and otherwise in form and substance satisfactory to the Administrative Agent;

            (viii)    the Borrower shall have delivered to the Administrative Agent an officer's certificate dated the Final Seventh Amendment Effective Date and signed by an appropriate officer of the Borrower, in form and substance satisfactory to the Administrative Agent, (x) establishing that the incurrence of the Initial C Term Loans pursuant to the terms of the Credit Agreement (as amended by this Amendment) and the Initial C Term Loan Commitment Agreement complies with the terms of the Senior Subordinated Notes Indenture and (y) containing a representation and warranty that (I) the incurrence of $35,000,000 of Initial C Term Loans is permitted pursuant to the Senior Subordinated Note Indenture and (II) the Indebtedness evidenced by the Initial C Term Loans (and each Credit Event occurring after the Final Seventh Amendment Effective Date) constitutes, or will constitute, as the case may be, "Senior Debt" and "Designated Senior Debt" under, and as defined in, the Senior Subordinated Note Indenture;

            (ix)    each of the parties to each participation agreement (collectively, the "Participation Agreements") attached hereto as Exhibit II to this Amendment shall have duly authorized, executed and delivered each such Participation Agreement in the form of Exhibit II to this Amendment, and each such Participation Agreement shall be in full force and effect;

            (x)    Holdings shall have issued common units to the Initial C Term Loan Banks pursuant to a subscription agreement, which common units and subscription agreement shall be reasonably satisfactory in form and substance to the Administrative Agent;

            (xi)    the Borrower shall have paid to each Bank which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:00 p.m. (New York time) on January 3, 2003, a fee equal to 0.90% of the sum of (w) the aggregate principal amount of such Bank's outstanding A Term Loans, B Term Loans and C Term Loans immediately prior to the Initial Seventh Amendment Effective Date, (x) the aggregate principal amount of such Bank's Tranche 2 Converted Term Loans immediately prior to the Initial Seventh Amendment Effective Date, (y) such Bank's Revolving Loan Commitment immediately prior to the Initial Seventh Amendment Effective Date and (z) such Bank's Tranche 3 Revolving Loan Commitment immediately prior to the Initial Seventh Amendment Effective Date; and

            (xii)    the Borrower shall have paid (x) to the Administrative Agent and the Banks all reasonable fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Banks to the extent then due and (y) to Vestar, Vestar LLC and each other Initial C Term Participant, all reasonable fees, costs and expenses (including, without limitation, legal fees and expenses) payable to each such Person pursuant to Section III(3) of this Amendment to the extent then due.

        Unless the Administrative Agent has received actual notice from any Bank that the conditions contained above have not been met, upon the Administrative Agent's good faith determination that the conditions described above have been met, each of the Initial Seventh Amendment Effective Date and the Final Seventh Amendment Effective Date, as the case may be, shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the each of the Initial Seventh Amendment Effective Date and the Final Seventh Amendment Effective Date, as the case may be, shall not release any Credit Party from any liability for failure to satisfy one or more of the applicable conditions specified above).

        5.    In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of each of the Initial Seventh Amendment Effective Date and the Final Seventh Amendment Effective Date, as the case may be, both before and after giving effect to the Initial Seventh Amendment Effective Date and the Final Seventh Amendment Effective Date, and (ii) there exists no Default or Event of Default on either of the Initial Seventh Amendment Effective Date or the Final Seventh Amendment Effective Date, in each case after giving effect to the waivers and amendments contained in this Amendment that are effective as of the Initial Seventh Amendment Effective Date and the Final Seventh Amendment Effective Date, as the case may be.

        6.    From and after each of the Initial Seventh Amendment Effective Date and the Final Seventh Amendment Effective Date, as the case may be, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby after giving effect to the Initial Seventh Amendment Effective Date and the Final Seventh Amendment Effective Date, as the case may be.

*            *            *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

CONSOLIDATED CONTAINER HOLDINGS LLC
By	/s/
CONSOLIDATED CONTAINER COMPANY LLC
By	Consolidated Container Holdings LLC, as its Sole Member and Manager
By	/s/
DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually, as Administrative Agent and as Collateral Agent
By	/s/
JPMORGAN CHASE BANK, Individually and as Documentation Agent
By	/s/

SIGNATURE PAGE TO THE SEVENTH AMENDMENT AND AGREEMENT TO THE CREDIT AGREEMENT AND SECOND AMENDMENT TO THE SECURITY AGREEMENT, DATED AS OF JANUARY 3, 2003, TO THE CREDIT AGREEMENT, DATED AS OF JULY 1,1999, AMONG CONSOLIDATED CONTAINER HOLDINGS LLC, CONSOLIDATED CONTAINER COMPANY LLC, THE VARIOUS BANKS PARTY THERETO, JPMORGAN CHASE BANK (SUCCESSOR BY MERGER TO MORGAN GUARANTY TRUST COMPANY OF NEW YORK), AS DOCUMENTATION AGENT, CREDIT SUISSE FIRST BOSTON (F/K/A DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION), AS SYNDICATION AGENT, AND DEUTSCHE BANK TRUST COMPANY AMERICAS (F/K/A BANKERS TRUST COMPANY), AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
ADDISON CDO, LIMITED (#1279)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/
AIMCO CDO SERIES 2000-A
By:	/s/
AIMCO CLO SERIES 2001-A
By:	/s/
APEX (IDM) CDO I, LTD.
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/
ATHENA CDO, LIMITED (#1277)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/
BATTERSON PARK CBO I
By:	/s/

BEDFORD CDO, LIMITED (#1276)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/
CAPTIVA II FINANCE LTD.
By:	/s/
CAPTIVA III FINANCE LTD. (ACCT. 275), as advised by Pacific Investment Management Company LLC
By:	/s/
CAPTIVA IV FINANCE LTD. (ACCT. 1275), as advised by Pacific Management Company LLC
By:	/s/
CARLYLE HIGH YIELD PARTNERS II, LTD.
By:	/s/
CENTURION CDO II, LTD.
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/
CENTURIAN CDO III
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/
CENTURIAN CDO VI, LTD.
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/
DELANO COMPANY (#274)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/
EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/
ELC (CAYMAN) LTD.
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/
ELC (CAYMAN) LTD. 2000-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/
ELC (CAYMAN) LTD. CDO SERIES 1999-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/
ERSTE BANK
By:	/s/
FIRSTRUST BANK
By:	/s/
FLAGSHIP CLO 2001-1
By:	/s/
FLEET NATIONAL BANK
By:	/s/
FLEET NATIONAL BANK PROVIDENCE
By:	/s/

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/
GRAYSON & CO.
By:	Boston Management and Research as Investment Advisor
By:	/s/
HAMILTON CDO, LTD.
By:	Stanfield Capital Partners LLC
By:	/s/
HIGHLAND LEGACY LIMITED
By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/
HIGHLAND LOAN FUNDING V LTD.
By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/
JISSEKIKUN FUNDING, LTD. (#1288)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/
KZH CRESCENT LLC
By:	/s/
KZH CRESCENT-2 LLC
By:	/s/
KZH CRESCENT-3 LLC
By:	/s/
KZH CYPRESSTREE-1 LLC
By:	/s/

KZH ING-2 LLC
By:	/s/
KZH PONDVIEW LLC
By:	/s/
KZH STERLING LLC
By:	/s/
KZH WATERSIDE LLC
By:	/s/
MIZUHO CORPORATE BANK, LTD.
By:	/s/
MIZUHO CORP. IBJ LTD. LONDON
By:	/s/
NATIONAL CITY BANK
By:	/s/
OAK BROOK BANK
By:	/s/
PAMCO CAYMAN LTD
By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/
RESTORATION FUNDING CLO, LTD.
By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/
SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor
By:	/s/

SEQUILS—CENTURION V, LTD.
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/
SEQUILS I, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/
SEQUILS IV, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/
STANFIELD ARBITRAGE CDO, LTD.
By:	Stanfield Capital Partners LLC as Collateral Manager
By:	/s/
STANWICH LOAN FUNDING LLC
By:	/s/
SUNAMERICA SENIOR FLOATING RATE FUND, INC.
By:	Stanfield Capital Partners LLC as Subadvisor
By:	/s/
TCW LEVERAGED INCOME TRUST, L.P.
By:	TCW Advisers (Bermuda), Ltd., as General Partner
By:	TCW Investment Management Company, as Investment Adviser
By:	/s/
TCW LEVERAGED INCOME TRUST II, L.P.
By:	TCW Advisers (Bermuda), Ltd., as General Partner
By:	TCW Investment Management Company, as Investment Adviser
By:	/s/

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/
THE BANK OF NEW YORK
By:	/s/
THE BANK OF NOVA SCOTIA
By:	/s/
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/
THE SUMITOMO TRUST AND BANKING CO., LTD.
By:	/s/
TORONTO DOMINION (NEW YORK), INC.
By:	/s/
TRYON CDO LTD. 2000-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/
WEBSTER BANK
By:	/s/
WINDSOR LOAN FUNDING, LIMITED
By:	Stanfield Capital Partners LLC as Collateral Manager
By:	/s/

Acknowledged and Agreed to by:
VESTAR CAPITAL PARTNERS III, L.P.
By:	Vestar Associates III, L.P., its General Partner
By:	Vestar Associates Corporation III, its General Partner
By	/s/
DEAN FOODS COMPANY
By	/s/
CONSOLIDATED CONTAINER COMPANY LP
By	/s/
REID PLASTICS GROUP LLC
By	/s/
CONSOLIDATED CONTAINER CAPITAL, INC.
By	/s/
PLASTIC CONTAINERS LLC
By	/s/
CONTINENTAL CARRIBEAN CONTAINERS, INC.
By	/s/

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SEVENTH AMENDMENT AND AGREEMENT TO THE CREDIT AGREEMENT AND SECOND AMENDMENT TO THE SECURITY AGREEMENT